UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2013
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, UT 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01             Entry into a Material Definitive Agreement
Item 2.03             Creation of a Direct Financial Obligation

Amendment of Credit Agreement

On February 5, 2013, Nu Skin Enterprises, Inc. (the "Company") entered into a second amendment of the Amended and Restated Credit Agreement dated May 25, 2012, among the Company, various financial institutions, and JPMorgan Chase Bank, N.A., as administrative agent (the "Second Amendment"). The Second Amendment increases the Commitment Amount from $25,000,000 to $100,000,000 from February 2013 to February 2014, after which the Commitment Amount returns to the current level over a three-month period.  The Second Amendment also makes certain adjustments to the Commitment Fee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NU SKIN ENTERPRISES, INC.
 (Registrant)

/s/ Ritch Wood
Ritch Wood
 Chief Financial Officer

Date:  February 11, 2013